EXHIBIT 10.1


                                    AGREEMENT

     This Agreement is made and entered into on this 29'h day of December, 2006 by and between OAK HILLS DRILLING & OPERATING, LLC, party of the first part, hereinafter sometimes referred to as SELLER and Innovative Energy Services, party of the second part, hereinafter sometimes referred to as BUYER

     WHEREAS, SELLER is the owner of Rig "G", a Wilson 900 Drilling Rig with all related equipment which is more specifically identified in the Rig Inventory provided by Seller to Buyer, a copy of which is included as Exhibit "A" attached hereto and made a part hereof for all purposes, all of which are hereinafter collectively referred to as the "Rig". The Rig is currently located on Seller's wellsite outside Gustine, Texas.

     WHEREAS, SELLER desires to sell the Rig to BUYER and BUYER desires to buy the Rig and each agree to the sale pursuant to the following stated terms:

WITNESSETH:

     Now therefore, for and in consideration of the mutual covenants hereinafter set out, the parties agree as follows, to-wit:

     1. That the hereinabove mentioned recitals shall be considered as part of the covenants of this Agreement.

     2. In consideration of Three Hundred and Twenty Thousand dollars in lawful money of the United States (US $310,000-(degree)(degree)), in hand paid by BUYER as down payment, the SELLER agrees to sell to BUYER the Rig as is, as of December 31, 2006, and where is. Title will pass to BUYER when BUYER completes payment of the entire purchase price of US Three Million Two Hundred Thousand dollars (US $3,100,000(degree)(degree))

     3. BUYER agrees to pay the balance of US Two Million Eight Hundred Eighty Thousand Dollars (US $2,790,000'(degree)(degree)) owed on the Rig on or before Friday January 5, 2007 at 5:00 p.m. The deadline for payment may only be extended at SELLER's option.

     4 SELLER will continue to insure the Rig until the completion of the sale,

     5. Immediately upon payment of the balance owed, SELLER will issue to BUYER a Bill of Sale conveying title to the Rig, free and clear of all liens, substantially in the form as of that attached as Exhibit "A" hereto.

     6. BUYER shall have two weeks to wove the Rig off of SELLER's location.

     7. That if and in the event this Agreement should become part of a legal action between the parties, the prevailing party shall be entitled to their reasonable attorney's fees and cost, including appeal.

SELLER:                                            BUYER:



/s/ DOUGLAS E. HUMPHREYS                           /s/ JOHN S. ELDER
________________________                           _____________________________
    Douglas E. Humphreys                               John S. Elder - President


                                 ACKNOWLEDGMENT


STATE OF OKLA                          )
                                       )ss
COUNTY OF HUGHES                       )


Before me, the undersigned, a Notary Public, in and for said County and State on this 31 st day of December, 2006, personally appeared John S. Elder, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.


     Given under my hand and for of this office the day and year last above written.

[NOTARY SEAL OF PATTI ARMSTRONG APPEARS HERE]

                                         /s/ PATTI ARMSTRONG
                                         _______________________________________
                                         Notary Public Comm# 10-13-10 - 02015161
                                         My Commission Expires: 10-13-10


                                 ACKNOWLEDGMENT

STATE OF OKLA                          )
                                       )ss
COUNTY OF HUGHES                       )


Before me, the undersigned, a Notary Public, in and for said County and State on this 29th day of December, 2006, personally appeared Douglas Humphreys, Agent to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.


     Given under my hand and for of this office the day and year last above written.

[NOTARY SEAL OF PATTI ARMSTRONG APPEARS HERE]

                                         /s/ PATTI ARMSTRONG
                                         _______________________________________
                                         Notary Public Comm# 02015161
                                         My Commission Expires: 10-13-10

                                RIG BILL OF SALE

KNOW ALL PERSONS BY THESE PRESENTS that OAK HILLS DRILLING & OPERATING, LLC, an Oklahoma limited liability corporation, ("Seller") for and in consideration of the sum of Ten and no/100 ($10.00) dollars, to it in hand paid by the Buyer and the receipt and sufficiency of which is hereby acknowledged, by these presents does grant, bargain, sell, transfer and deliver unto the Buyer all right, title and interest in and to the Wilson Giant 900 drilling rig more fully described in Exhibit "A" to Innovative Energy Services. Inc., ("Buyer") a Texas Corporation.

This Bill of Sale is made "AS IS, WHERE IS", IF IT EXISTS AND IS MADE WITHOUT WARRANTY EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FURTHER, BUYER ACKNOWLEDGES THAT IT HAS INSPECTED ALL PERSONAL PROPERTY CONVEYED HEREIN AND FINDS SAME TO BE IN WORKING ORDER."

This Bill of Sale is made WITHOUT WARRANTY OF TITLE. OR ANY OTHER WARRANTY, EITHER EXPRESS OR IMPLIED, EVEN AS TO THE RETURN OF THE PURCHASE PRICE, except as to Seller's own acts, but with complete transfer and subrogation of all rights and actions of warranty which Seller may have against all prior owners of the equipment herein conveyed.

IN WITNESS WHEREOF, this Bill of Sale is executed on the date of the notarial acknowledgments of the parties hereto, but shall be effective for ail purposes as of the 1st day of January, 2007.

                                             Oak Hills Drilling & Operating, LLC



By: /s/ DOUGLAS E. HUMPHREYS
        ____________________
        Douglas E. Humphreys
        Title: Member/Manager


                                ACKNOWLEDGEMENT


STATE OF OKLAHOMA                      )
                                       )ss
COUNTY OF HUGHES                       )

     Before me, this 29th day of December, 2006 the undersigned, a Notary Public in and for said County and State, personally appeared Douglas E. Humphreys and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in his capacity as Member/Manager, and as the act and deed nor Hills Drilling & Operating, LLC.

My Commission expires: 10-13-10

[NOTARY SEAL OF PATTI ARMSTRONG APPEARS HERE]

                                         /s/ PATTI ARMSTRONG
                                         _______________________________________
                                         Notary Public
                                         Commission No.

                                  Bill of Sale

                                  Exhibit "A"

DRAWWORKS:

1- WILSON Giant, Single Drum Drawworks, S/N 7054, 900 LEBUS Grooved for 1 -1/8" Lind, Make up and Breakout, Air Actuated Drillers, Crown-O-Matic.

COMPOUND:

2- WILSON In-Line 2-Engine compound, S/N N/A, with QUINCY/Oil Works, LTD Model 390 Air Compressor, S/N 5178, (dtd Remanufactured 5/11/2005).

BRAKE:

1- PARKERSBURG RIG & REEL R 36" Single Hydromatic Brake, S/N P6595 Assembly Number 11663/RX.

ENGINES:

2- CATD353 E 450 HP each Turbocharged Diesel Engines, S/N 3280 & 3470, 1 INGERSOLL RAND & 1-START MASTER Air Start. RADIATORS NATIONAL Model C245-80 Torque Converters, 3 - GAUGE INSTRUMENT GROUP, Individually Skidded.

MAST:

1- LEE C. MOORE 131' h x 14'6" w Cantilever Mast, S/N N/A, 450,000 lb. Static Hook Load, Pin Type LEE C. MOORE Crown Block with 5 Sheaves, 1 - 1/1/8" Line, 4" O.D. Standpipe, Crown Safety Platform, Racking Board, Tong Counterweights, Ladder, Derrick Climber, Geronimo, 24' Boom, Mast Stand, Standpipe Manifold Fabricated using Mast 6" x 8" x '/a' Angle Iron Steel, OTECO 4 - 1/2" Gate Valves.

SUBSTRUCTURE:

1- 10' h X 20' w X 40' 1 Box Type Substructure with Rotary Beams, V-Door Ramp Integral Set of Stairs. Safety Rails, Deadline Anchor, S/N N/A, 42" high Safety Hand Railing with Tow Board and 14" h Expanded Metal Lower Section, 76" h Winterizing Frame Extensions, Safety Railing and Extensions are constructed from 2" x 2" Square Steel Tubing. Both Boxes are enclosed on the outside walls for winterization, Bottoms are floored with Steel Plate, 2 - Air Receiver Tanks, Horizontal.

PUMP:

1- GARDNER DENVER PZ 9 PZJ Triplex Mud Pump, S/N N/A, 1,000 HP, 4 1/z" - 7" x 9" having individual forged Steel Fluid End with Quick Change Valve Caps and Quick Change Cylinder Head Caps, HYDRIL K20 5000 psi Pulsation Dampener, S/N N/A (dtd mfgr'ed 1982), OTECO 3" Shear Relief Valve, 1 - 6 Way Studded Cross with Strainer Rod Cooling Water Circulating Pump powered by Electric Motor, Skidded.

PUMP POWER:

1- CAT Model 3412 495 HP Turbocharged Diesel Engine, S/N N/A, INGERSOLL RAND Air Starter, Radiator Cooled, 4 - Gauge Instrumentation Group, MultiGroove Drive Sheave, Skidded.

PUMP HOUSE:

1- The Pump and Engine listed immediately above are mounted in a 11' h x 12'6" w x 33' 1 Steel House having flax roof with diagonally crimped section roof and side wall panels, forced air electric heater, fluorescent lights, skidded. A mud suction manifold is installed in the House. It consists of, but is not necessarily limited to: 10" and 6"diameter lines having 4 - 10" and 2 - 6" Butterfly Valves.

1- MISSION Magnum (or Similar) 5" x 6" Centrifugal Mud Pump powered by BALDOR 50 HP, 1750 rpm Electric Motor.

1- EAGLE Model C738OVI 2 - Cylinder Air Compressor, powered by 7.5 HP Electric Motor mounted on a 80 gallon Vertical Air Receiver Tank.

1-   Oil Tank, 30" diameter x 60" high, Steel

1-   Tool/Parts Cabinet, Steel

1-   Pump Lines Storage Rack

MUD PUMP:

1- Model RS-1`1000 Triplex Mud Pump, 1,000 HP, S/N Rs005004 (dtd mfgr'ed 05-06-03; purchased new Jan, 2006), 6 - 3/<" x 10", individual forged Steel Fluid Ends having Quick Change Valve Cover and Quick Change Cylinder Head Caps, HYDRIL (or similar) K20-5000 psi Pulsation Dampener, CAMERON or Similar Type D Mud Pressure Gauge, 0-6000 psi Range, S/N 091605A, 3" Pressure Relief Valve, 1 - 6 Way Studded Cross with Strainer, Rod Cooling Water Circulation Pump Powered by Electric Motor, Skidded.

 PUMP POWER:

1- CAT Model D398 825 HP Turbocharged Diesel Engine, S/N 66B2888 ( ) 3,191 indicated meter hours, INGERSOLL RAND Air Starter, Remote Radiator (recent fabrication with all new components) Cooled having Manually Adjustable Fan Blades, powered by BALDOR 40 HP 1770 rpm Industrial Electric Motor, 3 Gauge Instrument Group, Multi-Groove, Drive Sheave, Skidded.

PUMP HOUSE:

1- The Pump and Engine listed immediately above are mounted in a 1 1' h x 12'6" w x 33' L Steel House having flat roof with diagonally crimped section roof and side wall panels, Forced Air Electric Heater, Fluorescent Lights, Skidded. A Mud Suction Manifold is installed in the House. It consists of, but is not necessarily limited to, 10" and 6" diameter Lines having 4 - 10" and 2 6" Butterfly Valves.

1- MISSION Magnum (or Similar) 5" x 6" Centrifugal Mud Pump powered by BALDOR 50 HP, 1750 rpm Electric Motor.

1- EAGLE Model C7380V1 2 - Cylinder Air Compressor, powered by 7.5 HP Electric mounted on a 80 gallon Vertical Air Receiver Tank.

1-   Oil Tank, 30" diameter x 60" high, Steel

1-   Tool/Parts Cabinet, Steel

1-   Pump Liner Storage Rack

ROTATING EQUIPMENT:

1- OILWELL A 17 -1/2" Rotary Table, 17 -1/2", 44" Centers, S/N N/A, Split Master Bushing.

1-   KING OIL TOOL 25 MB 250 ton Swivel, S/N N/A

1-   4 -1/4" x 40" Square Kelly.

1-   BAASH ROSS Kelly Drive Bushing, 8 - Roller

TRAVELING EQUIPMENT:

1-   SOWA 250 ton Block/Hook combination, S/N N/A, with 4 sheaves, 1 -1/8" Line

1-   BYRON JACKSON, 2 - 3/4" x 96 Elevator Links, Welders, 250 Tons

WELL CONTROL EQUIPMENT:

1- REGAN Torus 8" Annular Blowout Preventer, 3,000 psi, Flanged, 34" h x 10" 1 3,000 psi Drill Spool with 1- 4-1/2" Flanged and 1- 2"Threaded Outlets.

1- KOOMEY Model 15020-352, Station Closing Unit Accumulator System, S/N 5779 (dtd mfgr'ed 12/1973), 45 gallon Fluid Reservoir Capacity, 2 - 20 gallon Accumulator Battles, Skidded.

1-   3,000 psi BOP Choke Manifold,  having 1 -4" x 2" Studded Cross, 2 - OTECO 4
     - 1/2" and 2 - 2" Manual Gate Valves, 1 - Manually Variable and 1 - Fixed 2" Chokes, I - 4-1/2" Gate and 1 - 4-1/2" Butterfly Valve.

RIG HOUSES:

1- MORGAN 8' w x 25' 1 Tandem Axle Toolpushers Trailer, S/N 250863, B/C #282885, ST 205/75 R 15 Tires.

1- 9' 11" w x 30' 1 Dog House with Round Knowledge Box, 4 - Lockers, Bench Storage, Cabinets, Parts Bins, 1- Q MARK and 1 - DAYTON Forced Air Electric Heaters, Bulletin Board, Fluorescent Lights, Skidded 4' with covered End Porch.

1-   SATELLITE Apollo Automatic Rotary Drilling Control, S/N N/A.

1-   GEOLOGRAPH 2 - Pen Recorder S/N 906-7.

1-   BOTTOM DOG HOUSE - 8' w x 40' 1 Change House Parts House with round Top, 12
     - Lockers, Bench Storage, Cabinets, 1 - Q MARK Forced Air Electric Heater, Fluorescent Lights, Heater, Skidded with Parts Bins, 2 - Double Door Parts Lockers, Fluorescent Lights, Skidded, 1 - Shire -Shot Deviation Recorder

UTILITY HOUSE/GENERATORS:

1- CAT SR 4B 3406 350 KW Standby AC Generator Set, S/N 8ER02488, with 1 CAT 3406 Turbocharged Diesel Engine, S/N 1LS00824, Battery Electric Start, Radiator, Gauges, 17,535 indicated meter hours.

1- CURTIS TOLEDO 7 & 3-3/8" Air Compressor, S/N 1OF86042 w DOERR 15 HP Electric Motor, 120 Gallon Horizontal Model 515 0066 Air Receiver Tank.

1- SQUARE D and FURNAS Electrical Control Panels, 47" dia. X 7'3" 4 Compartment Lubester, Mounted on End Positioned Steel Saddles, with 4 Sight Gauges. All above Mounted in 8' w x 40' 1 Utility House with Round Top with Full Opening End and Double Hinged Side Doors.

1- ELECTRICAL - Rig completely rewired with New Receptacles, Connectors, Breakers and Fixtures in March 2006

1- TRANFORMERS/SUPPLY HOUSE - 8'x 10'x 7'- working Transformers Capable of running all Rig Personal Trailers and Crew Quarters.

MUD SYSTEM:

1- 10' w x 7' h x 40' 1 500 Barrel Mud Section Tank with 8' long covered Porch Extension, 3 Compartments, Flat Bottom, Internal Plumbing, having Off-Drillers Side Compartment Clean Out Gates with Top and Lower Positioned Opening Levers, 1 - Set Stairs, Top Mounted Bar Grating and Expanded Metal Walkways, Stairs, 42" h Safety Rails, Skidded.

1-   MISSION 6" x 8' Centrifugal Pump, S/N N/S, 60 HP Electric Motor.
     NOTE: Sire and horsepower are estimated.

1-   10' w x 6'h x 36' 1 430 Barrel Mud Shaker Tank with 8' 1 Porch Extension, 3
     - Compartments, Flat Bottom, Internal Plumbing, Mud Flow Troughs having Off Drillers Side Compartment Clean-Out Gates with Top and Lower Positioned Opening Levers, 1 - set Stairs, Top Mounted, Bar Grating and Expanded Metal Walkways, Stairs, Safety Rails, Skidded.

1- DEMCO 6" x 8" Centrifugal Pump, S/N N/S, with 60 HP Electric Motor. Von SITE AND HORSEPOWER ARE ESTIMATED.

1- NATIONAL OILWELL Single Screen, 3 - Section Model D235 L1, Vibrating Shale Shaker, S/N 8714-3454, with 5 HP Electric Motor(s), Reference No. GSE5022AL

1-   Mud Mixing Shed with Hopper, 8'x 8' x12'

FUEL/WATER TANKS:

1- 10' w x 7' h x 33' 1450 Barrel Water Tank having 4' 1 Covered Equipment Porch with MCM 4" x 3" Centrifugal Pump powered by skidded Compartment Lubester.

1- 8' d x 27' 1 10,000 gallon Capacity Fuel Tank having 4'1 Equipment Porch having 2 -DAYTON Centrifugal Fuel Transfer Pumps, Skidded

HANDLING TOOLS:

1 set - WOOLLY TOOL MANUFACTURING B Tongs with 3 - 112" to 10 314" Heads.

1 set - BYRON JACKSON and WOOLLY Type Tongs, 3 -112" to 10 314" Jaws.

1-   BYRON JACKSON MFG 250 ton Drill Pipe Elevators, 4-112" BN

2-   WOOLLY TOOL MFG. 4-112" Drill Pipe Slips.

1-   BAASH ROSS 12 - Segment 6" Drill Collar Slips.

1-   JOY Drill Collar Safety Clamp, #AOT 12-116.

1-   INGERSOLL RAND HU - 40 Air Hoist, S/N V4727 lb. capacity

1-   Mud Bucket, 11" OD x 52" h, with Rubber Pipe Seals.

AUXILIARY EQUIPMENT:

1- GASO Drawing No. 1847, Duplex Water Pump 2-112" - 4-1/2" x 6, powered by WAUKESHA 6 - Cylinder Diesel Engine TWIN DISC, Model C-110 HP3 Clutch, Electric Start, Radiator, with Fuel Tank, Skidded.

1- TOTCO Hydro Weight Special Weight Indicator, 350,000 lb. Capacity, Rotary Torque.

1-   OTECO Model 7 Mud Gauge, S/N 9084, 0-5000 psi Range,

1-   3" ID x 55' 1 Rotary Hose

2-   3" ID x 25' 1 Vibrator Hoses

1-   Catwalk 38" h x 6' w x 60' 1; 2 - Removable Sections with Steel Deck

2-   6'w x 36' 1 Pipe Tubs, constructed from 4-1/2" drill pipe.

1- HALIBURTON Type M300S, Assemble Number 805216. Portable Wire Line Surveying unit, having 8,500 (est.) of .092 Wire Line Spooled powered by 3 HP (est.) Electric Motor, Mounted in a Single Axle Trailer, Hinged Top Enclosure Cover, Front Toolbox, P 205/75 R 15 97S, M&S Tires, G G OK Tag 360 3AF, Non-Expiring Trailer

1- Sleeve Type Wireline Guide with Centering Harness, Fluorescent Quartz and Incandescent Rig Lights with Wiring,

1- UNION WIRE ROPE 3,500' 1 of 1-1/8", Drill Line with spool, 1-1/8 6 x AS RTY RR XIP IWRC and Stand

2- Sets (4) 42"h x 27' 1 Triangular Type Pipe Racks, Constructed from 5" OD Pipe with Channel Steel Bracing Members.